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                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS:

    WHEREAS, Lucent Technologies Inc., a Delaware corporation (hereinafter referred to as the 'Company'), proposes to file with the Securities and Exchange Commission, under the provisions of the Securities Exchange Act of 1934, as amended, an Annual Report on Form 10-K for the fiscal year ended September 30, 2001; and

    WHEREAS, the undersigned is a Director and/or Officer of the Company, as indicated below his or her signature:

    NOW, THEREFORE, the undersigned hereby constitutes and appoints John A. Kritzmacher, as attorney for and in the name, place and stead of the undersigned, and in the capacity of the undersigned as a Director and/or Officer of the Company, as indicated, to execute and file such Form 10-K and any amendments or supplements thereto, hereby giving and granting to said attorney, full power and authority to do and perform each and every act and thing whatsoever requisite and necessary to be done in and about the premises, as fully, to all intents and purposes, as the undersigned might or could do if personally present at the doing thereof, hereby ratifying and confirming all that said attorney may or shall lawfully do, or cause to be done, by virtue hereof.

    IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of December, 2001.

By: /s/ HENRY B. SCHACHT                       By: /s/ FRANK A. D'AMELIO
    .........................................  .............................................
   Name:  Henry B. Schacht                        Name:  Frank A. D'Amelio
   Title: Chairman of the Board and               Title: Executive Vice President
          Chief Executive Officer                        Chief Financial Officer

By: /s/ PAUL A. ALLAIRE                        By: /s/ BETSY S. ATKINS
    .........................................  .............................................
   Name:  Paul A. Allaire                         Name:  Betsy S. Atkins
   Title: Director                                Title: Director

By: /s/ CARLA A. HILLS                         By: /s/ FRANKLIN A. THOMAS
    .........................................  .............................................
   Name:  Carla A. Hills                          Name:  Franklin A. Thomas
   Title: Director                                Title: Director

By: /s/ JOHN A. YOUNG
    .........................................
   Name:  John A. Young
   Title: Director

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